UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2019 (December 18, 2019)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The board of directors (the “Board”) of CĪON Investment Corporation (“CIC”) has delegated to CIC’s executive officers the authority to determine the amount, record dates, payment dates and other terms of distributions to shareholders, which will be ratified by the Board on a quarterly basis.

On December 18, 2019, CIC’s co-chief executive officers (i) revised the record date for the weekly cash distributions covering the final week of December 2019; (ii) revised the payment date for the weekly cash distributions covering the entire month of December 2019; and (iii) declared regular weekly cash distributions of $0.014067 per share for January 2020 through March 2020. Each distribution will be paid monthly to shareholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Distribution Amount Per Share
December 3, 2019	December 27, 2019	$0.014067
December 10, 2019	December 27, 2019	$0.014067
December 17, 2019	December 27, 2019	$0.014067
December 24, 2019	December 27, 2019	$0.014067
December 26, 2019	December 27, 2019	$0.014067
January 7, 2020	January 29, 2020	$0.014067
January 14, 2020	January 29, 2020	$0.014067
January 21, 2020	January 29, 2020	$0.014067
January 28, 2020	January 29, 2020	$0.014067
February 4, 2020	February 26, 2020	$0.014067
February 11, 2020	February 26, 2020	$0.014067
February 18, 2020	February 26, 2020	$0.014067
February 25, 2020	February 26, 2020	$0.014067
March 3, 2020	March 27, 2020	$0.014067
March 10, 2020	March 27, 2020	$0.014067
March 17, 2020	March 27, 2020	$0.014067
March 24, 2020	March 27, 2020	$0.014067
March 26, 2020	March 27, 2020	$0.014067

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated December 19, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation
Date:	December 19, 2019	By: /s/ Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated December 19, 2019.